UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 12, 2003


                            FACTORY 2-U STORES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


        1-10089                                         51-0299573
------------------------                     --------------------------------
(Commission File Number)                     (IRS Employer Identification No.)





                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
                  ---------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800


                                       NA
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Item 5.  Other Events

     On August 12, 2003, Factory 2-U Stores, Inc. (the "Company") announced the termination of employment of Mr. Larry Kelley, the Company's former Executive Vice President and General Merchandise Manager effective August 11, 2003. Mr. Bill Fields, the Company's Chairman and Chief Executive Officer, has assumed the general merchandising and marketing responsibilities for the Company until a new General Merchandise Manager is appointed.






                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FACTORY 2-U STORES, INC.

                                              By: /s/ Douglas C. Felderman
                                                  ------------------------
                                                  Douglas C. Felderman
                                                  Executive Vice President
                                                  Chief Financial Officer
      August 13, 2003